SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by Registrant:                                 |X|
Filed by a Party other than the Registrant:          |_|

Check the appropriate Box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss.240.14a-12

                   Hallwood Consolidated Resources Corporation
                (Name of Registrant as Specified in Its Charter)

                   Hallwood Consolidated Resources Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:


         2)      Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth amount on which the filing is calculated and state how it was determined.)

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:


|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                   HALLWOOD CONSOLIDATED RESOURCES CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the Stockholders of Hallwood Consolidated Resources Corporation:

         The Special Meeting of Stockholders (the "Special Meeting") of Hallwood Consolidated Resources Corporation (the "Company") will be held as follows:

PLACE:               3710 Rawlins
                     Suite 1500
                     Dallas, Texas   75219

TIME:                Thursday, July 31, 1997, at 10:00 a.m.
                     (Dallas time)

PURPOSES:            1.    To consider and act upon a proposal to amend the
                           Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common
                           Stock, $.01 par value per share, from 2,000,000 to 10,000,000; and

                     2. To transact any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.

         Only stockholders of record at the close of business on July 7, 1997 will be entitled to notice of and to vote at the Special Meeting.

July 7, 1997


                                              By Order of the Board of Directors

                                              CATHLEEN M. OSBORN
                                              Secretary



         YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS
IMPORTANT FOR YOU TO BE REPRESENTED AT THE SPECIAL MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE SPECIAL MEETING.

                   HALLWOOD CONSOLIDATED RESOURCES CORPORATION

                          4582 S. Ulster Street Parkway
                                   Suite 1700
                             Denver, Colorado 80237


                                 PROXY STATEMENT
                                       For
                         SPECIAL MEETING OF STOCKHOLDERS


                            To Be Held July 31, 1997


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors of Hallwood Consolidated Resources Corporation (the "Company"), to be voted at the Special Meeting of Stockholders of the Company to be held on Thursday, July 31, 1997 (the "Special Meeting") at 10:00 a.m., at 3710 Rawlins, Suite 1500, Dallas, Texas 75219, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders, and at any adjournment(s) of that meeting. When Proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Special Meeting in accordance with the directions noted thereon. If no directions are indicated, the shares will be voted in favor of the proposal set forth in this Proxy Statement, and in the discretion of the persons appointed as proxies in the accompanying form of Proxy with respect to any other matter that is properly brought before the meeting.

         Each stockholder of the Company has the unconditional right to revoke his Proxy at any time prior to its exercise, either in person at the Special Meeting or by written notice to the Company addressed to Secretary, Hallwood Consolidated Resources Corporation, 4582 S. Ulster Street Parkway, Suite 1700, Denver, Colorado 80237. No revocation by written notice will be effective unless such notice has been received by the Secretary of the Company prior to the day of the Special Meeting or by the inspector of election at the Special Meeting.

         The principal executive offices of the Company are located at 4582 S. Ulster Street Parkway, Suite 1700, Denver, Colorado 80237. This Proxy Statement and the accompanying Notice of Special Meeting of Stockholders and Proxy are being mailed to the Company's stockholders on or about July 14, 1997.

         In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers, and employees of the Company may solicit the return of proxies by mail, personal interview, telephone, or telegraph. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees, and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

         All costs of preparing, printing, assembling and mailing the Notice of Special Meeting of Stockholders, this Proxy Statement, the enclosed form of Proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

                             PURPOSES OF THE MEETING

         At the Special Meeting, the Company's stockholders will be asked to consider and act upon the following matters:

         1. A proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.01 par value per share, from 2,000,000 to 10,000,000; and

         2. The transaction of any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.

                                QUORUM AND VOTING

         The close of business on July 7, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Special Meeting and any adjournment thereof. As of the Record Date, the Company had issued and outstanding 992,514 shares of Common Stock and no shares of Preferred Stock. As of the Record Date, 458,155 of such outstanding shares of Common Stock were beneficially owned by Hallwood Energy Partners, L.P.
("HEP"), an oil and gas limited partnership.

         Each stockholder of record of Common Stock will be entitled to one vote per share in each matter that is called to vote at the Special Meeting.

         The presence, either in person or by proxy, of holders of the majority of the voting power of the Company is necessary to constitute a quorum at the Special Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for the approval of the proposal.

         In connection with the formation of the Company, HEP agreed that 151,818 of the shares of Common Stock beneficially owned by HEP (approximately 15% of the outstanding Common Stock) will be voted in the same proportion as all other outstanding shares (including the other 306,337 shares beneficially owned by HEP) are voted for, against or withheld from voting with respect to any proposal presented to the stockholders of the Company. HEP has informed the Company that it will vote the 306,337 shares (approximately 31% of the outstanding Common Stock) not subject to the voting restriction in favor of the proposal.

         All Proxies that are properly completed, signed and returned prior to the Special Meeting will be voted. Any Proxy given by a stockholder may be revoked at any time before it is exercised by the stockholder (i) filing with the Secretary of the Company an instrument revoking it, (ii) executing and returning a proxy bearing a later date or (iii) attending the Special Meeting and expressing a desire to vote his shares of Common Stock in person. Votes will be counted by Registrar & Transfer Co., the Company's transfer agent and registrar. With respect to abstentions, the shares are considered present at the meeting for purposes of determining a quorum and voting on a particular matter, but since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes, the shares are considered present at the meeting for purposes of determining a quorum but are not entitled to vote on the particular matter as to which the broker does not have voting authority.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning the number of shares of Common Stock of the Company owned beneficially as of the Record Date by the persons who, to the knowledge of management, beneficially owned more than 5% of the outstanding Common Stock.


               Name and Address                              Amount                      Percent of
              of Beneficial Owner                      Beneficially Owned               Common Stock

Hallwood Energy Partners, L.P.                            458,155 (1)                       46.2
 4582 S. Ulster Street Parkway
 Suite 1700
 Denver, Colorado   80237
Heartland Advisors, Inc.                                  136,920 (2)                       13.8
 790 North Milwaukee Street
 Milwaukee, WI   53202
William Baxter Lee, III                                    83,474 (3)                        8.4
 c/o Glankler Brown PLLC
 One Commerce Square, Suite 1700
 Memphis, TN   38103
----------------

(1) Includes 13,441 shares held by Hallwood Oil and Gas, Inc., a subsidiary of HEP. HEP has sole voting and investment power with respect to the shares reported. The general partner of HEP is HEPGP Ltd., a limited partnership, the general partner of which is Hallwood G.P., Inc. ("Hallwood G.P.") The executive officers of Hallwood G.P. and the Company are the same individuals: Anthony J. Gumbiner, William L. Guzzetti, Russell P. Meduna, Robert S. Pfeiffer and Cathleen M. Osborn.

(2) Information is from the Amendment to the Schedule 13G of Heartland Advisors dated February 12, 1997. The Schedule 13G states that the shares are held in investment advisory accounts of Heartland Advisors, Inc. and that the interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the Common Stock.

(3)      Information is from the Schedule 13D dated March 13, 1997.

         The following table sets forth information concerning the number of shares of Common Stock of the Company owned beneficially as of the Record Date by (i) each director and executive officer of the Company who owns Common Stock and (ii) the directors and executive officers of the Company as a group. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.


                    Name of                                       Amount                          Percent of
                Beneficial Owner                             Beneficially Owned                  Common Stock
               -----------------                         -------------------------               ------------
Brian M. Troup                                                  14,133 (2)                            *
Anthony J. Gumbiner                                           479,355 (1)(2)                         48.2
William L. Guzzetti                                           468,755 (1)(2)                         47.2
Russell P. Meduna                                                9,986 (2)                            *
Robert S. Pfeiffer                                               4,300 (2)                            *
Cathleen M. Osborn                                               4,270 (2)                            *
All directors and executive officers
 as a group (ten individuals)                                 522,644 (1)(2)                         52.6
------------------

         *        Represents less than 1% of the outstanding Common Stock.

         (1) Includes 458,155 shares beneficially owned by HEP. Mr.Gumbiner is Chief Executive Officer and Mr. Guzzetti is President and a director of the general partner of the general partner of HEP.

         (2) The following numbers of shares issuable upon the exercise of currently exercisable options are included in the amounts shown: Mr. Troup, 14,133 shares; Mr. Gumbiner, 21,200 shares; Mr. Guzzetti, 10,600 shares; Mr. Meduna, 9,893 shares;
                  Mr. Pfeiffer, 4,240 shares and Ms. Osborn, 4,240 shares.


                          INCREASE OF AUTHORIZED SHARES

General

         At the Special Meeting, the stockholders will consider and vote upon a proposal providing for the increase of authorized shares of Common Stock from 2,000,000 to 10,000,000. The increase of authorized Shares will be effected by an amendment to the Company's Restated Certificate of Incorporation (the "Increase of Authorized Shares Amendment") that is contained in Exhibit A to this Proxy Statement, which is incorporated by reference herein.

Amendment to the Restated Certificate of Incorporation

         The Increase of Authorized Shares Amendment will amend Article IV of the Restated Certificate of Incorporation to restate Section 1. The Increase of Authorized Shares Amendment will become effective on the date of its filing with the Secretary of State of the State of Delaware.


Vote Needed for Approval

         The proposed Increase of Authorized Shares and the related amendment to the Company's Restated Certificate of Incorporation must be approved by at least a majority of the outstanding shares of Common Stock.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SETTING FORTH THE PROPOSED INCREASE OF AUTHORIZED SHARES
AMENDMENT, AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE
COMPANY VOTE FOR THE PROPOSED AMENDMENT.


Reasons for Increase of Authorized Shares

         The Company plans to increase the number of authorized shares so that sufficient shares will be available for a three-for-one split of the outstanding shares of Common Stock (the "Stock Split"). A three-for-one split will increase the number of outstanding shares of Common Stock from 992,514 to 2,977,542. The current number of authorized shares of Common Stock, 2,000,000, is insufficient to permit the Stock Split.

         Management of the Company believes, based on conversations with the Company's financial advisers, that it is likely the Stock Split will enhance liquidity of the Common Stock by resulting in a lower price per share and decreasing the spread between the bid and asked prices for the Common Stock. The increase in the number of authorized shares and the Stock Split are also intended to facilitate raising capital by the Company by making available additional shares that may be sold by the Company. However, there can be no assurance that, after the increase in the number of authorized shares and the Stock Split, the liquidity of the Common Stock will improve or that the Company will seek to, or will be able to, raise capital.


Effect of the Stock Split

         If the proposed Increase of Authorized Shares Amendment is approved, the three-for-one split of the outstanding Common Stock will be effected by issuing, as a stock dividend, two additional shares of Common Stock for every share currently outstanding. The following unaudited schedule of stockholders' equity sets forth as of March 31, 1997, on a pro-forma basis, the effect of the Stock Split.



                                    Pro Forma Schedule of Stockholders' Equity
                                               Assuming Stock Split
                                                    (Unaudited)
                                           (in thousands, except shares)


                                                                                                     Pro Forma
                                                      Historical             Pro Forma            Adjusted Balance
                                                    March 31, 1997          Adjustments            March 31, 1997
                                                    --------------          -----------            --------------

Common Stock, $.01 par value;
    (pre-split--issued and
    outstanding 992,514 shares;
    post-split--issued and                                       $   111        $  (101) (1)                  $      ---
    outstanding 2,977,542 shares)
                                                                                    20  (2)                          30
Additional paid-in capital                                       79,987                  81                      80,068
Accumulated deficit                                             (30,201)                ---                     (30,201)
Treasury Stock at cost                                           (3,874)                ---                      (3,874)
                                                                 -------                                        -------
    Total stockholders' equity                                  $46,023         $       ---                     $46,023
                                                                =======         ============                    =======



(1) To adjust Common Stock to appropriate pre-split value based on 992,514 shares outstanding.

(2) To adjust Common Stock to appropriate value based on 2,977,542 shares outstanding.

         If the Stock Split had been effective as of January 1, 1996, net income for the fiscal year ended December 31, 1996 would not have been affected. However, net income per share would have been proportionately reduced from $8.88 to $2.96.


Issuance of Stock Dividend

         If the Increase of Authorized Shares Amendment is approved, stockholders as of the stock dividend record date of August 4, 1997 will receive a stock dividend of two additional shares of Common Stock for every share owned as of that date. Certificates for the additional shares will be mailed to the stockholders by the Company's Transfer Agent. The Company anticipates that the Transfer Agent will mail the certificates for the new shares on August 11, 1997. Current share certificates will not be replaced. STOCKHOLDERS SHOULD NOT SEND THEIR CURRENT CERTIFICATES TO THE COMPANY OR TO THE TRANSFER AGENT.

                                OTHER INFORMATION

Additional Matters

         While the notice for the meeting calls for the transaction of any other business as may be properly presented, management is not aware of any business to be submitted at the meeting not referred to in this Proxy Statement. If any further business is presented, the persons named in the Proxy will act according to their best judgment on behalf of the stockholders they represent.


Submission of Stockholder Proposals

         Any stockholder who wishes to present a proposal for action at the next Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must notify management of the Company in such a manner so that such notice is received by management by November 30, 1997, and in such form as required under the rules and regulations promulgated by the SEC.

                                              By Order of the Board of Directors

                                              Cathleen M. Osborn
                                              Secretary


July 7, 1997
Denver, Colorado

                   HALLWOOD CONSOLIDATED RESOURCES CORPORATION



|X|                          PLEASE MARK VOTES
                            AS IN THIS EXAMPLE






                    FOR SPECIAL MEETING OF STOCKHOLDERS
                               July 31, 1997
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints William L. Guzzetti and Cathleen M. Osborn, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Hallwood Consolidated Resources Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held on Thursday, July 31, 1997, at 10:00 a.m., and at any and all adjournments or postponements thereof.


1. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of Authorized Shares of Common Stock, $.01 par value per share, from 2,000,000 to 10,000,000, as described in the Company's Proxy Statement relating to the Special Meeting.

       FOR                  AGAINST                  ABSTAIN

       |_|                    |_|                      |_|

2. To transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

       FOR                  AGAINST                  ABSTAIN

       |_|                    |_|                      |_|



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THOSE NAMED IN THIS PROXY

                                                     Date_____________________



______________________________________________________________________________
Stockholder Sign Above                           Co-holder (if any) sign above


         Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A

                           CERTIFICATE OF AMENDMENTOF
                    RESTATED CERTIFICATE OF INCORPORATION OF
                   HALLWOOD CONSOLIDATED RESOURCES CORPORATION

         Hallwood   Consolidated   Resources  Corporation  (the  "Corporation"),
organized and existing under and by virtue of the General Corporation Law of Delaware (the "DGCL") does hereby certify:

         FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth an amendment to the Restated Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

         ARTICLE IV of the Restated Certificate of Incorporation of Hallwood Consolidated Resources Corporation, a Delaware corporation, is hereby amended by deleting Section 1 in its entirety and replacing it in its entirety to read as follows:

         SECTION 1. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 10,500,000, consisting of 10,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock") and 500,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before the issuance and shall not be less than the par value per share. The consideration shall be as permitted by the laws of the State of Delaware in the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the surplus of the Corporation that is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be consideration for such issuance.

         SECOND: That thereafter pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

         THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

         FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by William L. Guzzetti, its President, and attested by Cathleen M. Osborn, its Secretary, this 31st day of July 1997.

ATTEST:                                            HALLWOOD CONSOLIDATED
                                                   RESOURCES CORPORATION

By:_____________________________                    By:_______________________
         Cathleen M. Osborn                               William L. Guzzetti
         Secretary                                        President